Exhibit 4.6

Cooperatieve AAC LS U.A.

Forbion Co-Investment Coöperatief U.A.

Forbion Co-Investment Ii Coöperatief U.A.

Coöperatieve Gilde Healthcare II U.A.

S.J.H. VAN DEVENTER C.V.

CREDIT Lyonnais Innovation 6

LCL Innovation 1

CLVC

CLV1

ADVENT PRIVATE EQUITY FUND IV

ADVENT MANAGEMENT IV LP

TIVERINA INVERSIONES S.L.

ABADAI INVERSIONES S.L.

SURRIC INVERSIONES S.L.

HILOS Y POLO S.L.,

RAMON MOR

A-FIGUEROA MORA-FIGUEROA

ACTIVOS Y TENENCIAS 85 S.L.

FUNDACION PARA EL

DESARROLLO Y LA COOPERACION INTERNACIONAL

FUNDACION UNIVERSITARIA DE NAVARRA

JOSE LUIS PASCUAL PLAZA

LUPUS ALPHA MICRO CHAMPIONSs

LUPUS ALPHA ALL OPPERTUNITIES FUND

AND

STICHTING ADMINISTRATIEKANTOOR uniQure B.V.

AND

CHIESI FARMACEUTICI S.p.A.

AND

UNIQURE B.V.

CLASS C SHAREHOLDERS AGREEMENT

relating to uniQure B.V.

THIS CLASS C SHAREHOLDERS AGREEMENT (the “Agreement”) is made on July 8, 2013.

BETWEEN:

(1)                                Coöperatieve AAC LS U.A., a coöperative (coöperatie) incorporated under the laws of the Netherlands with its corporate seat in Amsterdam, and its business address at Gooimeer 2 35, 1411 DC Naarden, the Netherlands and registered with the Commercial Register of Gooi-, Eem- en Flevoland under number 34256402 (the “Existing Investor I”);

(2)                                Forbion Co-Investment Coöperatief U.A., a coöperative (coöperatie) incorporated under the laws of the Netherlands with its registered office in Naarden, and its business address at Gooimeer 2 35, 1411 DC Naarden, the Netherlands and registered with the Commercial Register of Gooi-, Eem- en Flevoland under number 32142360 (the “Existing Investor II”);

(3)                                Forbion Co-Investment II Coöperatief U.A., a coöperative (coöperatie) incorporated under the laws of the Netherlands with its registered office in Naarden, and its business address at Gooimeer 2 35, 1411 DC Naarden, the Netherlands and registered with the Commercial Register of Gooi-, Eem- en Flevoland under number 53958713 (the “Existing Investor III”);

(4)                                Coöperatieve Gilde Healthcare II U.A., a coöperative (coöperatie) incorporated under the laws of the Netherlands with its corporate seat in Utrecht, and its business address at Newtonlaan 91 (3584 BP), the Netherlands and registered with the Commercial Register of Midden-Nederland under number 30216414 (the “ Existing Investor IV “);

(5)                                S.J.H. VAN DEVENTER C.V., a Dutch limited partnership (commanditaire vennootschap), having its registered address at 1411 DC Naarden, Gooimeer 2 35, registered in the trade register under number 32158843 (the “Existing Investor V”);

(6)                                CREDIT LYONNAIS INNOVATION 6, a French venture capital fund (Fonds Commun de Placement dans l’Innovation), represented herein by its management company (société de gestion), Omnes Capital (formerly named Crédit Agricole Private Equity), a French corporation (société par actions simplifiée) with a share capital of 8,000,000 euros, the registered office of which is located at 37-41 rue du Rocher — 75008 Paris, France, registered with the French Registry of Commerce and Companies under number 428 711 196 RCS Paris (the “Existing Investor VI”);

(7)                                LCL INNOVATION 1, a French venture capital fund (Fonds Commun de Placement dans l’Innovation), represented herein by its management company (société de gestion), Omnes Capital (formerly named Crédit Agricole Private Equity), a French corporation (société par actions simplifiée) with a share capital of 8,000,000 euros, the registered office of which is located at 37-41 rue du Rocher — 75008 Paris, France, registered with the French Registry of Commerce and Companies under number 428 711 196 RCS Paris (the “Existing Investor VII”);

(8)                                CLVC (formerly named Crédit Lyonnais Venture Capital), a French corporation (Société anonyme) with a share capital of 14,786,948 euros, with its registered office located at 37-41 rue du Rocher — 75008 Paris, registered with the French Registry of Commerce and

Companies under number 434 465 514 RCS Paris, represented herein by Omnes Capital (formerly named Crédit Agricole Private Equity), a French Corporation (société par actions simplifiée) with a share capital of 8,000,000 euros, the registered office of which is located at 37-41 rue du Rocher — 75008 Paris, France, registered with the French Registry of Commerce and Companies under number 428 711 196 RCS Paris (the “Existing Investor VIII”);

(9)                                CLV1 (formerly named Crédit Lyonnais Venture 1), a French venture capital fund (Fonds Commun de Placement à Risques), represented herein by its managing partner, Omnes Capital (formerly named Crédit Agricole Private Equity), a French corporation (société par actions simplifiée) with a share capital of 8,000,000 euros, the registered office of which is located at 37-41 rue du Rocher — 75008 Paris, France, registered with the French Registry of Commerce and Companies under number 428 711 196 RCS Paris (the “Existing Investor IX”);

(10)                         ADVENT PRIVATE EQUITY FUND IV, an English partnership, incorporated and existing under the laws of the United Kingdom, having its registered address at 25 Buckingham Gate, London, SW1E 6LD, United Kingdom and registered in England and Wales under number LP10002 (the “Existing Investor X”);

(11)                         ADVENT MANAGEMENT IV LP, a Scottish limited partnership, incorporated and existing under the laws of Scotland, having its registered address at 50 Lothian Road, Festival Square, Edinburgh, EH3 9WJ, United Kingdom and registered in Scotland under number SL005366 (the “Existing Investor XI”);

(12)                         TIVERINA INVERSIONES S.L., a Spanish private company with limited liability, having its place of business at Calle Zurbano nº76 6ª, Madrid, Spain, with Tax Identification Number B-85381960 (the “Existing Investor XII”);

(13)                         ABADAI INVERSIONES S.L., a Spanish private company with limited liability, having its place of business at Calle Zurbano nº76 6ª, Madrid, Spain, with Tax Identification Number B-85383511 (the “Existing Investor XIII”);

(14)                         SURRIC INVERSIONES S.L., a Spanish private company with limited liability, having its place of business at Calle Zurbano nº76 6ª, Madrid, Spain, with Tax Identification Number B-85381507 (the “Existing Investor XIV”);

(15)                         HILOS Y POLO S.L., a Spanish private company with limited liability, having its place of business at Calle Zurbano nº76 6ª, Madrid, Spain, with Tax Identification Number B-83914481(the “Existing Investor XV”);

(16)                         RAMON MORA-FIGUEROA MORA-FIGUEROA, with professional domicile at Madrid, Calle Zurbano nº76 6ª and holder of a National Identity Card with number  31.241.827-F(the “Existing Investor XVI”);

(17)                         ACTIVOS Y TENENCIAS 85 S.L., a Spanish private company with limited liability, having its place of business at Calle Ana Teresa 85 B, Madrid Spain, with Tax identification number B-84366111(the “Existing Investor XVII”);

(18)                         FUNDACION PARA EL DESARROLLO Y LA COOPERACION INTERNACIONAL, having its place of business at Calle Jose Abascal nº44 2º, Madrid, Spain, with Tax identification number G-80787161(the “Existing Investor XVIII”);

(19)                         FUNDACION UNIVERSITARIA DE NAVARRA, having its place of business at Avd. Pio XII 53 1º, Pamplona, Spain, with Tax Identification Number G-31469125(the “Existing Investor XIX”);

(20)                         JOSE LUIS PASCUAL PLAZA, with professional domicile at Madrid, Calle del Pastor 4 and holder of a National Identity Card with number 02.153.208-V (the “Existing Investor XX”);

(21)                         LUPUS ALPHA MICRO CHAMPIONS, a Sub Fund of Lupus alpha Fonds, a Fonds Commun de placement under Luxembourg law, for which and on behalf wherof Lupus alpha Investment S.A., 69, route d’Esch, L-1470 Luxembourg, R.C.S. Luxembourg B-79272 (Management Company) acts (the “Existing Investor XXI”);

(22)                         LUPUS ALPHA ALL OPPORTUNITIES FUND, a Sub Fund of Lupus alpha Fonds, a Fonds Commun de placement under Luxembourg law, for which and on behalf wherof Lupus alpha Investment S.A., 69, route d’Esch, L-1470 Luxembourg, R.C.S. Luxembourg B-79272 (Management Company) acts (the “Existing Investor XXII”);

and

(23)                         Stichting Administratiekantoor uniQure B.V., a foundation organised under the laws of the Netherlands, having its registered office in Amsterdam, at Meibergdreef 61, 1105 BA Amsterdam Zuidoost, the Netherlands and registered with the Commercial Register of Amsterdam under number 55055036 (the “Trust Foundation”);

(24)                         Chiesi Farmaceutici S.p.A an Italian corporation, with its offices at Via Palermo, 26/A, 43122 Parma, Italy,(the “New Investor” or “Chiesi”)

and

(25)                         uniQure B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands with its registered office in Amsterdam, and its business address at Meibergdreef 61, 1105 BA Amsterdam Zuidoost, the Netherlands and registered with the Commercial Register of Amsterdam under number 54385229 (the “Company”);

The parties to this Agreement are hereinafter collectively referred to as the “Parties” and individually as a “Party”. Further details of the Parties are set out in SCHEDULE A (Parties). The Existing Investor I up to and including XXII and IV and the Trust Foundation are hereinafter jointly referred to as the “Existing Investors”. The Existing Investors and the New Investor, together with any other holder from time to time of Ordinary Shares Class A, Class B and Class C in the capital of the Company, are hereinafter collectively referred to as the “Investors” and individually as an “Investor”.

RECITALS:

(A)                              The New Investor and the Company have entered into that certain “Subscription Agreement” on 29 April 2013, pursuant to which the Company has agreed to issue Ordinary Shares Class C to Chiesi and Chiesi agreed to take new Class C Shares (the “Transaction”).

(B)                              The Company is engaged in the development of human gene based therapies.

(C)                              In this Agreement the Parties wish to set out the terms and conditions on which they have agreed to regulate the rights and obligations of the New Investor with respect to the ordinary shares Class C it holds from time to time.

IT IS AGREED as follows:

1.                                     INTERPRETATION

1.1.                           In this Agreement, the following definitions are used:

“Agreement” means this shareholders agreement including schedules and appendices thereto as amended in accordance with its terms.

“Articles of Association” means the articles of association of the Company, as amended from time to time.

“Asset Sale” has the meaning given in Clause 4.2.

“Business Day” means a day (other than a Saturday or a Sunday) on which banks in the Netherlands are open for normal business.

“Business Acquisition Agreement” has the meaning given in the recitals of this Agreement.

“Called Shareholders” has the meaning given in Clause 3.3.1.

“Called Shares” has the meaning given in Clause 3.3.1.

“Company” has the meaning given in the opening of this Agreement.

“DCC” means the Dutch Civil Code.

“Drag Along Notice” has the meaning given in Clause 3.3.2.

“Drag Along Option” has the meaning given in Clause 3.3.1.

“Existing Investor I up to and including XXII “ has the meaning given in the opening of this Agreement.

“Existing Investors” has the meaning given in the opening of this Agreement.

“Exit” has the meaning given in Clause 4.2.

“Group” means the Company together with its Subsidiaries.

“Investor” and “Investors” has the meaning given in the opening of this Agreement.

“Listing” has the meaning given in Clause 4.2.

“Liquidation” means a liquidation, dissolution or winding-up (liquidatie of ontbinding) of the Company.

“New Investor “ has the meaning given in the opening of this Agreement.

“Ordinary Shares Class A” means the ordinary shares class A (gewone aandelen) in the capital of the Company with a nominal value of EUR 0.01 each.

“Ordinary Shares Class B” means the  ordinary shares class B (gewone aandelen) in the capital of the Company with a nominal value of EUR 0.01 each.

“Ordinary Shares Class C” means  ordinary shares class C (gewone aandelen) in the capital of the Company with a nominal value of EUR 0.01 each.

“Sale” has the meaning given in Clause 3.2.1.

“Selling Investor” and “Selling Investors” has the meaning given in Clause 3.2.1.

“Shareholder” means any holder of Shares.

“Shares” means the issued and outstanding shares from time to time in the capital of the Company, consisting of Ordinary Shares Class A, Ordinary Shares Class B and Ordinary Shares Class C .

“Subsidiary” has the meaning given in article 2:24a of the DCC to the term “dochtermaatschappij”.

“Tag Along Notice” has the meaning given in Clause 3.2.1.

“Tag Offer” has the meaning given in Clause 3.2.3.

“Third Party Purchaser” has the meaning given in Clause 3.2.1.

“Transaction” has the meaning given in the recitals of this Agreement.

“Trust Foundation” has the meaning given in the opening of this Agreement.

1.2.                           In this Agreement, unless otherwise specified:

1.2.1.                           the masculine gender shall include the feminine and the neuter and vice versa;

1.2.2.                           references to a person shall include a reference to any individual, company, association, partnership, trust or joint venture (in each case whether or not having separate legal personality);

1.2.3.                           references to “include” and “including” shall be treated as references to “include without limitation” or “including without limitation”;

1.2.4.                           unless the context requires otherwise, words in the singular shall include the plural and vice versa;

1.2.5.                           the headings are for identification only and shall not affect the interpretation of this Agreement.

2.                                     DIVIDEND POLICY

2.1.1.                           The Shareholders are entitled to the distribution of the profits of the Company for each Shareholder in proportion to the number of Shares that it holds.

2.1.2.                           The Company shall apply profits available for distribution for its further development and expansion prior to making any distributions to Shareholders.

3.                                     TRANSFERS OF SHARES

3.1.                           General conditions Transfer

3.1.1.                           The New Investor shall not be authorised to transfer any of the Shares it holds, unless provided otherwise in this Agreement.

3.2.                           Tag Along

3.2.1.                           If an Investor or group of Investors holding 51% or more of the issued and outstanding Ordinary Shares Class A (the “Selling Investor” or “Selling Investors” as the case may be), that wishes (or wish) to sell any or all of the Shares held by it (or by them) to a person or any other person acting in concert with that person (a “Third Party Purchaser”) (a “Sale”), the Selling Investor(s) shall give not less than 15 Business Days advance notice of the proposed Sale to the Company and the New Investor (a “Tag Along Notice”).

3.2.2.                           The Tag Along Notice shall:

(A)                              specify the number of Shares the Selling Investor(s) propose(s) to sell;

(B)                              specify the name of the Third Party Purchaser;

(C)                              specify the price (in cash or otherwise) per Share that the Third Party Purchaser is proposing to pay;

(D)                              specify the proposed date of transfer;

(E)                               be governed by the laws of the Netherlands;

(F)                                specify the address where the counter notice should be sent.

3.2.3.                           As a condition to such Sale, the New Investor shall be entitled within 15 Business Days after receipt of the Tag Along Notice to notify the Selling Investor(s) that it wishes to sell a pro rata parte portion of the Shares held by it at the proposed price by sending a counter notice to the address specified in the Tag Along Notice (the “Tag Offer”).

3.3.                           Drag Along

3.3.1.                           In case a Selling Investor or Selling Investors, as the case may be, wish(es) to sell all, and for the avoidance of doubt, not less than all of the Shares held by it (or by them), to a Third Party Purchaser, the Selling Investor(s) shall have the right (the “Drag Along Option”), upon agreement on the terms and conditions of a bona fide offer by a Third Party Purchaser, to require all other Shareholders (the “Called Shareholders”) to sell and transfer all, and for the avoidance of doubt, no less than all, of their Shares (the “Called Shares”) to the proposed Third Party Purchaser in accordance with the provisions of this Clause 3.3.

3.3.2.                           The Selling Investor(s) that wish(es) to exercise the Drag Along Option shall give notice thereof in writing (the “Drag Along Notice”) to the Company and the Called Shareholders.

3.3.3.                           The transfer of the Called Shares to the Third Party Purchaser shall be completed within sixty (60) Business Days after service of the Drag Along Notice. The Called Shareholders shall be released from their obligation to transfer the Called Shares to the Third Party Purchaser if the Third Party Purchaser has not acquired the Called Shares on the expiration of such sixty (60) Business Day period.

3.3.4.                           If a Called Shareholder fails to cooperate with the transfer of its Called Shares to the Third Party Purchaser within a period of ten (10) Business Days from the proposed date of transfer, the Selling Investor(s) shall have the power and the duty to fulfil the obligations for and on behalf of the defaulting Called Shareholder.

3.3.5.                           Each Shareholder hereby grants an unconditional and irrevocable power of attorney to the Company to act on its behalf and to transfer the relevant Called Shares to the proposed purchaser in accordance with the provisions of this Clause 3.3.

3.3.6.                           The provisions of Clause 3.2 (Tag Along) do not apply to a (proposed) transfer of Shares of which a Drag Along Notice has been duly served pursuant to this Clause 3.3.

4.                                     ASSET SALE OR EXIT

4.1.                           It is the intention of the Parties that an Asset Sale or an Exit in particular a Listing (as defined in 4.2) be achieved as soon as practically possible and commercially sensible.

4.2.                           An Exit (“Exit”) shall be:

•                                                   a transfer (or a series of related transfers) of all the Shares issued and outstanding;

•                                                   the listing and admission to trading on a market for listed securities of either (i) the Shares, (ii) an intermediate holding company’s shares or (iii) the shares of new holding company established for the purposes of the Listing (a “Listing”); or

•                                                   a distribution pursuant to a winding-up or dissolution of the Company or any holding company of the Company, including following an Asset Sale.

4.3.                           An Asset Sale (“Asset Sale”) shall be a sale by the Company and/or one or more of its Subsidiaries of all, or substantially all, of the Group’s business, assets and undertaking.

4.4.                           A decision to achieve an Asset Sale requires the approval of the general meeting of shareholders of the Company and the affirmative vote of the Investors representing at least 51% of Ordinary Shares Class A.

4.5.                           Each Party (taking into account its rights and obligations under this Agreement) shall take all steps that are required to ensure the success of any proposed Exit or Asset Sale, subject always to fiduciary duties and compliance with applicable law, including that:

(A)                                        each Shareholder shall dispose of (a pro rata parte portion of) its Shares on the same terms and conditions as the other Shareholders; and

(B)                                        each of the Shareholders shall on a Listing, retain such number of Shares held at the time of the Listing for such period after the Listing as is required by the relevant listing rules or is recommended by the Company’s financial advisors in such Listing.

5.                                     CONFIDENTIALITY

5.1.                            Subject to Clause 5.2, each Party shall treat as strictly confidential and not disclose or use any information relating to this Agreement or any ancillary matter and the negotiations leading up to this Agreement and including the disclosure or use of any information relating to the Group and its business operations, unless provided otherwise in this Agreement.

5.2.                            The restrictions contained in Clause 5.1 shall not apply if and to the extent:

(A)                                        disclosure is required by any law or by a court;

(B)                                        disclosure is required by any securities exchange or regulatory or governmental body;

(C)                                        disclosure is necessary to enforce this Agreement in court proceedings.

(D)                                        the other Parties have given their written consent to disclosure;

(E)                                         the information has come into the public domain through no fault of the relevant Party’s group;

(F)                                          disclosure is necessary to obtain the advice of any professional adviser;

(G)                                        disclosure is necessary within the relevant Party’s group.

In the event of a disclosure of information pursuant to Clause 5.2 (A) or (B), the disclosing Party shall consult with the other Parties (to the extent permitted by applicable laws or regulations) as to the contents, form and timing of the disclosure to be made.

5.3.                            The restrictions contained in this Clause 5.1 shall apply to each Party (as applicable) during the term of this Agreement and shall remain in full force and effect after a Shareholder ceases to be a Shareholder.

6.            TERM AND TERMINATION

6.1.         Term

This Agreement shall remain in full force and effect from the date of this Agreement until terminated in accordance with the terms of Clause 6.2.

6.2.         Termination

6.2.1.         This Agreement can be terminated by unanimous consent of all Parties in writing.

6.2.2.         This Agreement shall automatically terminate upon:

(A)          completion of an Exit or Asset Sale;

(B)          completion of a Liquidation;

(C)          acquisition by one Shareholder of all Shares;

(D)          disposal by the New Investor of all the Shares it holds without prejudice of article 11 of the Company’s articles of association.

6.2.3.         This Agreement shall terminate in respect of a Shareholder from the date it ceases to be a Shareholder.

6.3.         Surviving Clauses

Termination of this Agreement shall be without prejudice to:

6.3.1.         any right, liability or obligation accrued under this Agreement but not satisfied or discharged at the date of termination; and

6.3.2.         the provisions of the Clauses 5 (Confidentiality), 7.3 (Notices), 7.12 (Governing Law) and 7.13 (Jurisdiction), which will remain in full force and effect.

7.            MISCELLANEOUS

7.1.         Conflict

Subject to applicable law, in case of an ambiguity or a conflict between provisions of the Articles of Association and provisions of this Agreement, the provisions of this Agreement shall prevail.

7.2.         Additional Investors

7.2.1.         No issue or transfer of Ordinary Shares Class C to any person who is not a Party to this Agreement shall be effectuated without first obtaining from such person a duly signed Accession Agreement in the form of SCHEDULE B (Accession Agreement), provided that the Parties to this Agreement will procure and will cooperate to sign such Accession Agreement in respect of any person that is permitted to acquire Ordinary Shares Class C pursuant to this Agreement and to whom it is envisaged to transfer such Ordinary Shares Class C.

7.2.2.         SCHEDULE A (Parties) shall be updated upon an issue or transfer of Shares to properly reflect the relevant changes.

7.3.         Notices

All notices, consents, waivers and other communications under this Agreement must be in writing in Dutch or in English and delivered by hand or sent by registered mail, express courier, fax or e-mail to such addresses and fax numbers as a Party may notify to the other Parties from time to time. A notice shall be effective upon receipt and shall be deemed to have been received at the time of delivery, if delivered by hand, registered mail or express courier, or at the time of successful transmission, if delivered by fax or e-mail.

7.4.         Amendment

This Agreement may only be amended by unanimous consent of all Parties in writing.

7.5.         Assignment

None of the Parties may assign or procure the assumption of its rights and obligations under this Agreement, either in whole or in part, to any other person without the prior written consent of the other Parties.

7.6.         Entire Agreement

This Agreement constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement. This Agreement supersedes any and all earlier agreements, either verbally or in writing, between the Parties in relation to the subject matter of this Agreement.

7.7.         Partial Invalidity

The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. Any such invalid or unenforceable provision shall be replaced or be deemed to be replaced by a provision that is considered to be valid and enforceable. The interpretation of the replacing provisions shall be as close as possible to the intent of the invalid or unenforceable provision.

7.8.         Compensation of costs

Each of the Parties hereto shall pay its own expenses incurred or to be incurred in connection with this Agreement and matters incidental to this Agreement, except for the expenses incurred or to be incurred by the Trust Foundation, the Existing Investors and the New Investor I, which expenses shall be borne by the Company.

7.9.         No Waiver

No failure by any Party to exercise, and no delay in exercising, any right under this Agreement, in the event of breach of contract by any Party hereto, will operate as a waiver of such right or any other right under this Agreement.

7.10.       No Rescission

The Parties waive their right to rescind (ontbinden) this Agreement pursuant to article 2:265 DCC after Completion.

7.11.      Counterparts

This Agreement may be signed in any number of counterparts each of which, when executed by one or more of the Parties, shall constitute an original.

7.12.       Governing Law

This Agreement is governed by the laws of the Netherlands.

7.13.       Jurisdiction

All disputes arising in connection with this Agreement shall be finally settled in accordance with the rules of the Netherlands Arbitration Institute (Nederlands Arbitrage Instituut) and:

7.13.1.       the arbitral tribunal shall be composed of three arbitrators;

7.13.2.       the place of arbitration will be Amsterdam, the Netherlands;

7.13.3.       the language of the proceedings will be English (unless the Parties agree otherwise);

7.13.4.       the arbitrators will decide according to the rules of Dutch law;

7.13.5.       the arbitral award will be final and binding;

7.13.6.       to ensure that the arbitral award shall not be published, each Party shall notify the administrator of the NAI within one calendar month after receipt of the arbitral award that they object to publication of the arbitral award by the NAI;

7.13.7.       the proceedings shall not be consolidated with other arbitral proceedings pursuant to Article 1046 of the Dutch Code of Civil Procedure.

[signature pages to follow]

This Agreement has been entered into on the date first above written.

Coöperatieve AAC LS U.A.		Coöperatieve AAC LS U.A.

/s/H.A. Slootweg		/s/M.A. van Osch
By: Forbion 1 Management B.V.		By: Forbion 1 Management B.V.

Title:	Director	Title:	Director
By:	H.A. Slootweg	By:	M.A. van Osch
Title:	Director	Title:	Director

Forbion Co-Investment Coöperatief U.A.		Forbion Co-Investment Coöperatief U.A.

/s/H.A. Slootweg		/s/M.A. van Osch
By: Forbion 1 Management B.V.		By: Forbion 1 Management B.V.

Title:	Director	Title:	Director
By:	H.A. Slootweg	By:	M.A. van Osch
Title:	Director	Title:	Director

Forbion Co-Investment II Coöperatief U.A.		Forbion Co-Investment II Coöperatief U.A.

/s/H.A. Slootweg		/s/M.A. van Osch
By: Forbion 1 Co II Management B.V.		By: Forbion 1 Co II Management B.V.

Title:	Director	Title:	Director
By:	H.A. Slootweg	By:	M.A. van Osch
Title:	Director	Title:	Director

S.J.H. VAN DEVENTER C.V.

/s/H.A. Slootweg
By: S.J.H. van Deventer C.V.
Forbion Capital Partners Management Services B.V. (text illegible)
Title:	Director
By:	H.A. Slootweg
Title:	Proxyholder

Coöperatieve Gilde Healthcare II U.A.		Coöperatieve Gilde Healthcare II U.A.

/s/Edwin de Graaf		/s/ Pieter van der Meer
By:	Gilde Healthcare II Management B.V.	By:	Gilde Healthcare II Management B.V.

Title:	Director	Title:	Director
By:	Edwin de Graaf	By:	Pieter van der Meer
Title:		Title:

Credit Lyonnais Innovation 6		Credit Lyonnais Innovation 6

/s/Fabien Prévost
By:	Omnes Capital	By:	Omnes Capital

Title:	Managing Company	Title:	Managing Company
By:		By:	Fabien Prévost
Title:		Title:	CFO

CLVC		CLVC

/s/Fabien Prévost
By:		By:

Title:		Title:
By:		By:	Fabien Prévost
Title:		Title:	CFO

LCL INNOVATION 1		LCL INNOVATION 1

/s/Fabien Prévost
By:		By:

Title:	Managing Company	Title:	Managing Company
By:		By:	Fabien Prévost
Title:		Title:	CFO

CLV1		CLV1

/s/Fabien Prévost
By:		By:

Title:	Managing Company	Title:	Managing Company
By:		By:	Fabien Prévost
Title:		Title:	CFO

LCL INNOVATION 1		LCL INNOVATION 1

/s/Fabien Prévost
By:		By:

Title:		Title:
By:		By:	Fabien Prévost
Title:		Title:	CFO

ADVENT PRIVATE EQUITY FUND IV		ADVENT PRIVATE EQUITY FUND IV

/s/R.B. Parekh		/s/Shahzad Malik
By:		By:

Title:		Title:
By:	R.B. Parekh	By:	Shahzad Malik
Title:	General Partner	Title:	General Partner

Partner, Advent Venture Partners LLP
Acting in its capacity as Manager of
Advent Private Equity Fund IV

ADVENT MANAGEMENT IV LP		ADVENT MANAGEMENT IV LP

/s/R.B. Parekh		/s/Shahzad Malik
By:		By:

Title:		Title:
By:		By:	Shahzad Malik
Title:	General Partner	Title:	General Partner

Partner, Advent Venture Partners LLP
Acting in its capacity as Manager of
Advent Management IV Limited Partnership

TIVERINA INVERSIONES S.L.		TIVERINA INVERSIONES S.L.

/s/Ramon Mora-Figueroa Mora-Figueroa
By:		By:

Title:		Title:
By:	Ramon Mora-Figueroa Mora-Figueroa	By:
Title:	Managing Director	Title:

ABADAI INVERSIONES S.L.		ABADAI INVERSIONES S.L.

/s/Pablo Mora-Figueroa
By:		By:

Title:		Title:
By:	Pablo Mora-Figueroa	By:
Title:	Managing Director	Title:

SURRIC INVERSIONES S.L.		SURRIC INVERSIONES S.L.

/s/Ramon Mora-Figueroa Mora-Figueroa
By:		By:

Title:		Title:
By:	Ramon Mora-Figueroa Mora-Figueroa	By:
Title:	Managing Director	Title:

HILOS Y POLO S.L.		HILOS Y POLO S.L.

/s/Ramon Mora-Figueroa Mora-Figueroa
By:		By:

Title:		Title:
By:	Ramon Mora-Figueroa Mora-Figueroa	By:
Title:	Managing Director	Title:

RAMON MORA-FIGUEROA MORA-FIGUEROA		RAMON MORA-FIGUEROA MORA-FIGUEROA

/s/Ramon Mora-Figueroa Mora-Figueroa
By:		By:

Title:		Title:
By:		By:
Title:		Title:

ACTIVOS Y TENENCIAS 85 S.L.		ACTIVOS Y TENENCIAS 85 S.L.

[SIGNATURE ILLEGIBLE]
By:		By:

Title:		Title:
By:	[NAME ILLEGIBLE]	By:
Title:	Managing Director	Title:

FUNDACION UNIVERSITARIA DE NAVARRA		FUNDACION UNIVERSITARIA DE NAVARRA

[SIGNATURE ILLEGIBLE]
By:		By:

Title:		Title:
By:	Director	By:
Title:	[ILLEGIBLE]	Title:

JOSE LUIS PASCUAL PLAZA		JOSE LUIS PASCUAL PLAZA

[SIGNATURE ILLEGIBLE]		[SIGNATURE ILLEGIBLE]
By:		By:

Title:		Title:
By:		By:
Title:		Title:

FUNDACION PARA EL DESSARROLLO Y COOPERACION INTERNACIONAL		FUNDACION PARA EL DESSARROLLO Y COOPERACION INTERNACIONAL

/s/Ramon Mora-Figueroa Mora-Figueroa		[SIGNATURE ILLEGIBLE]
By:		By:

Title:		Title:
By:	Ramon Mora-Figueroa Mora-Figueroa	By:	[NAME ILLEGIBLE]
Title:	Managing Director	Title:	Managing Director

LUPUS ALPHA MICRO CHAMPIONS		LUPUS ALPHA MICRO CHAMPIONS

/s/Michael Frick		/s/G. Albert
By:		By:

Title:	Verwaltungsrat	Title:
By:	Michael Frick	By:	Göte Albert
Title:		Title:	Verwaltungsrat

LUPUS ALPHA ALL OPPERTUNITIES FUND		LUPUS ALPHA ALL OPPERTUNITIES FUND

/s/Michael Frick		/s/G. Albert
By:		By:

Title:	Verwaltungsrat	Title:
By:	Michael Frick	By:	Göte Albert
Title:		Title:	Verwaltungsrat

Stichting Administratiekantoor uniQure B.V.		Stichting Administratiekantoor uniQure B.V.

[SIGNATURE ILLEGIBLE]		[SIGNATURE ILLEGIBLE]
By:		By:

Title:	Director	Title:	Director
By:	[NAME ILLEGIBLE]	By:	[NAME ILLEGIBLE]
Title:	Director	Title:	Director

Chiesi Farmaceutici S.p.A.		Chiesi Farmaceutici S.p.A.

/s/Alberto Chiesi		/s/Ugo DiFrancesco
By:	Mr. Alberto Chiesi	By:	Mr. Ugo DiFrancesco
Title:	President	Title:	CEO

uniQure B.V.		uniQure B.V.

/s/Aldag		/s/PJ Morgan
By:		By:

Title:	CEO	Title:	CFO
By:	Aldag	By:	PJ Morgan
Title:	CEO	Title:	CFO

SCHEDULE A (PARTIES)

(1)                                Coöperatieve AAC LS U.A., a coöperative (coöperatie) incorporated under the laws of the Netherlands with its corporate seat in Amsterdam, and its business address at Gooimeer 2 35, 1411 DC Naarden, the Netherlands and registered with the Commercial Register of Gooi-, Eem- en Flevoland under number 34256402, represented by its managing director Forbion 1 Management B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands with its registered office (zetel) in Amsterdam, and its business address at Gooimeer 2 35, 1411 DC Naarden, the Netherlands and registered with the Commercial Register of Gooi-, Eem- en Flevoland under number 34249898);

(2)                                Forbion Co-Investment Coöperatief U.A., a coöperative (coöperatie) incorporated under the laws of the Netherlands with its registered office in Naarden, and its business address at Gooimeer 2 35, 1411 DC Naarden, the Netherlands and registered with the Commercial Register of Gooi-, Eem- en Flevoland under number 32142360, represented by its managing director Forbion 1 Management B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands with its registered office (zetel) in Amsterdam, and its business address at Gooimeer 2 35, 1411 DC Naarden, the Netherlands and registered with the Commercial Register of Gooi-, Eem- en Flevoland under number 34249898);

(3)                                Forbion Co-Investment II Coöperatief U.A., a coöperative (coöperatie) incorporated under the laws of the Netherlands with its registered office in Naarden, and its business address at Gooimeer 2 35, 1411 DC Naarden, the Netherlands and registered with the Commercial Register of Gooi-, Eem- en Flevoland under number 53958713, represented by its managing director Forbion 1 CO II Management B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands with its registered office (zetel) in Amsterdam, and its business address at Gooimeer 2 35, 1411 DC Naarden, the Netherlands and registered with the Commercial Register of Gooi-, Eem- en Flevoland under number 53951956);

(4)                                Coöperatieve Gilde Healthcare II U.A., a coöperative (coöperatie) incorporated under the laws of the Netherlands with its corporate seat in Utrecht, and its business address at Newtonlaan 91 (3584 BP), the Netherlands and registered with the Commercial Register of Midden-Nederland under number 30216414, represented by its managing director Gilde Healthcare II Management B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands with its registered office (zetel) seat in Utrecht, and its business address at Newtonlaan 91 (3584 BP), the Netherlands and registered with the Commercial Register of Midden-Nederland under number 30215056

(5)                                S.J.H. VAN DEVENTER C.V., a Dutch limited partnership (commanditaire vennootschap), having its registered address at 1411 DC Naarden, Gooimeer 2 35, registered in the trade register under number 32158843

(6)                                CREDIT LYONNAIS INNOVATION 6, a French venture capital fund (Fonds Commun de Placement dans l’Innovation), represented herein by its management company (société de gestion), Omnes Capital (formerly named Crédit Agricole Private Equity), a French corporation (société par actions simplifiée) with a share capital of 8,000,000 euros, the registered office of which is located at 37-41 rue du Rocher — 75008 Paris, France, registered with the French Registry of

Commerce and Companies under number 428 711 196 RCS Paris

(7)                                LCL INNOVATION 1, a French venture capital fund (Fonds Commun de Placement dans l’Innovation), represented herein by its management company (société de gestion), Omnes Capital (formerly named Crédit Agricole Private Equity), a French corporation (société par actions simplifiée) with a share capital of 8,000,000 euros, the registered office of which is located at 37-41 rue du Rocher — 75008 Paris, France, registered with the French Registry of Commerce and Companies under number 428 711 196 RCS Paris

(8)                                CLVC (formerly named Crédit Lyonnais Venture Capital), a French corporation (Société anonyme) with a share capital of 14,786,948 euros, with its registered office located at 37-41 rue du Rocher — 75008 Paris, registered with the French Registry of Commerce and Companies under number 434 465 514 RCS Paris, represented herein by Omnes Capital (formerly named Crédit Agricole Private Equity), a French Corporation (société par actions simplifiée) with a share capital of 8,000,000 euros, the registered office of which is located at 37-41 rue du Rocher — 75008 Paris, France, registered with the French Registry of Commerce and Companies under number 428 711 196 RCS Paris

(9)                                CLV1 (formerly named Crédit Lyonnais Venture 1), a French venture capital fund (Fonds Commun de Placement à Risques), represented herein by its managing partner, Omnes Capital (formerly named Crédit Agricole Private Equity), a French corporation (société par actions simplifiée) with a share capital of 8,000,000 euros, the registered office of which is located at 37-41 rue du Rocher — 75008 Paris, France, registered with the French Registry of Commerce and Companies under number 428 711 196 RCS Paris

(10)                         ADVENT PRIVATE EQUITY FUND IV, an English partnership, incorporated and existing under the laws of the United Kingdom, having its registered address at 25 Buckingham Gate, London, SW1E 6LD, United Kingdom and registered in England and Wales under number LP10002

(11)                         ADVENT MANAGEMENT IV LP, a Scottish limited partnership, incorporated and existing under the laws of Scotland, having its registered address at 50 Lothian Road, Festival Square, Edinburgh, EH3 9WJ, United Kingdom and registered in Scotland under number SL005366

(12)                         TIVERINA INVERSIONES S.L., a Spanish private company with limited liability, having its place of business at Calle Zurbano nº76 6ª, Madrid, Spain, with Tax Identification Number B-85381960

(13)                         ABADAI INVERSIONES S.L., a Spanish private company with limited liability, having its place of business at Calle Zurbano nº76 6ª, Madrid, Spain, with Tax Identification Number B-85383511

(14)                         SURRIC INVERSIONES S.L., a Spanish private company with limited liability, having its place of business at Calle Zurbano nº76 6ª, Madrid, Spain, with Tax Identification Number B-85381507

(15)                         HILOS Y POLO S.L., a Spanish private company with limited liability, having its place of business at Calle Zurbano nº76 6ª, Madrid, Spain, with Tax

Identification Number B-83914481

(16)                         RAMON MORA-FIGUEROA MORA-FIGUEROA, with professional domicile at Madrid, Calle Zurbano nº76 6ª and holder of a National Identity Card with number 31.241.827-F

(17)                         ACTIVOS Y TENENCIAS 85 S.L., a Spanish private company with limited liability, having its place of business at Calle Ana Teresa 85 B, Madrid Spain, with Tax identification number B-84366111

(18)                         FUNDACION PARA EL DESARROLLO Y LA COOPERACION INTERNACIONAL, having its place of business at Calle Jose Abascal nº44 2º, Madrid, Spain, with Tax identification number G-80787161

(19)                         FUNDACION UNIVERSITARIA DE NAVARRA, having its place of business at Avd. Pio XII 53 1º, Pamplona, Spain, with Tax Identification Number G-31469125

(20)                         JOSE LUIS PASCUAL PLAZA, with professional domicile at Madrid, Calle del Pastor 4 and holder of a National Identity Card with number 02.153.208-V

(21)                         LUPUS ALPHA MICRO CHAMPIONS, a Sub Fund of Lupus alpha Fonds, a Fonds Commun de placement under Luxembourg law, for which and on behalf wherof Lupus alpha Investment S.A., 69, route d’Esch, L-1470 Luxembourg, R.C.S. Luxembourg B-79272 (Management Company) acts

(22)                         LUPUS ALPHA ALL OPPORTUNITIES FUND, a Sub Fund of Lupus alpha Fonds, a Fonds Commun de placement under Luxembourg law, for which and on behalf wherof Lupus alpha Investment S.A., 69, route d’Esch, L-1470 Luxembourg, R.C.S. Luxembourg B-79272 (Management Company) acts

And

(23)                         Sichting Administratiekantoor uniQure B.V., a foundation organised under the laws of the Netherlands, having its registered office in Amsterdam, at Meibergdreef 61, 1105 BA Amsterdam Zuidoost, the Netherlands and registered with the Commercial Register of Amsterdam under number 55055036, duly represented by its board members Mr. W. Stevens, W. Swarte and R. Jongejan , a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands with its registered office (zetel) in Amsterdam, and its business address at Gooimeer 2 35, 1411 DC Naarden, the Netherlands and registered with the Commercial Register of Gooi-, Eem- en Flevoland under number 53951956);

And

(24)                         uniQure B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands with its registered office in Amsterdam, and its business address at Meibergdreef 61, 1105 BA Amsterdam Zuidoost, the Netherlands and registered with the Commercial Register of Amsterdam under number 54385229, duly represented by its managing directors Mr. J. Aldag and Mr. P. Morgan

and

(25)                         Chiesi Farmaceutici S.p.A. an Italian corporation, with its offices at Via Palermo, 26/A, 43122 Parma, Italy and registered with the Commercial Register of [     ]under number [       ], duly represented by [        ].

SCHEDULE B (ACCESSION AGREEMENT)

This Accession Agreement (the “Agreement”) is made on [•]

RECITALS:

(A)                              [Note: insert name] (the “New Shareholder”) on [Note: insert date] acquired [Note: insert number] Ordinary Shares Class C by [an issue of new Shares] [a transfer of Shares by [Note: insert name of transferor] the “Transferor”)].

(B)                             This Agreement is entered into in compliance with the terms of the Class C shareholders agreement dated [Note: insert date] between the Existing Investors, the New Investor, the Company and the Trust Foundation (all as defined therein) (which agreement is referred to in this Agreement as the “Class C Shareholders Agreement”).

IT IS AGREED as follows:

(1)                                Definitions used in this Agreement have the same meaning as given to them in the Class C Shareholders Agreement unless stated otherwise and the provisions of Clause 1 (Interpretation) of the Class C Shareholders Agreement shall apply to this Agreement.

(2)                                The New Shareholder agrees to become a Party to the Class C Shareholders Agreement and to be bound by the terms of the Class C Shareholders Agreement in all respects as a Shareholder. [The New Shareholder assumes all the obligations of the Transferor in that capacity under the Class C Shareholders Agreement.]

(3)                                SCHEDULE A (Parties) to the Class C Shareholders Agreement shall be updated to properly reflect the relevant changes in the ownership of the Shares.

(4)                                The contact details of the new Shareholder are as set out in the updated version of SCHEDULE A (Parties), to be attached to the Class C Shareholders Agreement in replacement of the existing version.

(5)                                [Note: insert other relevant details]

(6)                                The provisions of the Clauses 7.3, 7.4, 7.5, 7.6, 7.7, 7.11, 7.12 and 7.13 shall apply mutatis mutandis to this Agreement.

THUS AGREED AND SIGNED ON [•],

[Note: to be signed by New Shareholder and Parties to the Class C Shareholders Agreement]